Filed pursuant to Rule 497(e)

Registration Nos. 333-265972; 811-23812

SRH U.S. Quality ETF

(NYSE Arca: SRHQ)

a series of Elevation Series Trust (the “Trust”)

Supplement Dated February 10, 2025 to the

Fund’s Prospectus and Statement of Additional Information (“SAI”), each dated December 29, 2023

Effective February 28, 2025 (the “Effective Date”), the name of the SRH U.S. Quality ETF will change to “SRH U.S. Quality GARP ETF.” Additionally, the name of the SRH U.S. Quality Index will change to the “SRH U.S. Quality GARP Index.” These name changes will be reflected in the Fund’s Prospectus and SAI, each to be dated as of the Effective Date.

No action is required by shareholders of the Fund. These changes will have no effect on the Fund’s investment objectives or strategies. The ticker symbol for the Fund will remain unchanged.

You should read this Supplement in conjunction with the Fund’s Prospectus and SAI each dated December 29, 2023. This Supplement provides information that you should know about the Fund before investing and has been filed with the Securities and Exchange Commission. This Supplement is available upon request and without charge by calling the Fund toll-free at 1-877-524-9155.

Please retain this Supplement for future reference.